Supplement dated March 18, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated May 1, 2014, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Variable Portfolio - Invesco International Growth Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Invesco International Growth Fund	Invesco: Clas G. Olsson	13 RICs 9 PIVs 9,698 other accounts	$15.82 billion $2.49 billion $4.38 billion	None	(10)	(40)
	Brent Bates	10 RICs 9,697 other accounts	$14.24 billion $4.07 billion
	Matthew Dennis	12 RICs 5 PIVs 9,697 other accounts	$15.54 billion $786.10 million $4.07 billion
	Mark Jason	12 RICs 1 PIVs 9,697 other accounts	$18.12 billion $278.10 million $4.07 billion
	Richard Nield	10 RICs 7 PIVs 9,697 other accounts	$15.09 billion $1.91 billion $4.07 billion
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-247 A (3/15)